================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                            to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934



         Date of report (Date of earliest event reported): June 7, 2006
                                                           ------------

                               CirTran Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
--------------------------------------------------------------------------------
                 (State of Other Jurisdiction of Incorporation)


            0-26059                                    68-0121636
--------------------------------------------------------------------------------
    (Commission File Number)                (IRS Employer Identification No.)


4125 South 6000 West, West Valley City, Utah             84128
--------------------------------------------------------------------------------
  (Address of Principal Executive Offices)            (Zip Code)


                                  801.963.5112
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 1.01    Entry into a Material Definitive Agreement
Item 2.01    Completion of Acquisition or Disposition of Assets
Item 2.03    Creation of a Direct Financial Obligation

On June 6, 2006, CirTran Corporation (the "Company") and Advanced Beauty Solutions, LLC ("ABS") closed a transaction (the "Asset Purchase") whereby the Company purchased certain assets of ABS, subject to the approval of the U.S. Bankruptcy Court adjudicating the bankruptcy proceedings of ABS (the "Bankruptcy Court"). On June 7, 2006, the Bankruptcy Court entered an order approving the Asset Purchase.

Background
----------

On January 19, 2005, the Company signed an Exclusive Manufacturing Agreement with ABS, a California limited liability company, relating to the manufacture of a flat iron hair product in California. On July 7, 2005, the Company signed another Exclusive Manufacturing Agreement with ABS, relating to the manufacture of a hair dryer product in California.

In early October 2005, the Company was notified that ABS had defaulted on its obligation to its financing company. Following the notice of ABS's default, the Company terminated the agreements for both products based on the default. In January 2006, following efforts to resolve the disputes with ABS, the Company filed a lawsuit against ABS, claiming breach of contract, interference with contractual relationships, unjust enrichment, and fraud, and seeking damages from ABS.

With respect to the flat iron products, through October 2005, CirTran had shipped directly to ABS approximately $4,746,000 worth of the product, and CirTran had received from ABS or its finance company total payments of approximately $788,000. In November 2005, the Company repossessed from ABS approximately $2,341,000 worth of the products in the United States, as the Company was permitted to do pursuant to the agreement.

Since November 2005, the Company has been pursuing its rights under the agreements and has been offering the flat iron product for sale directly to ABS's customers. In doing so, the Company sold to ABS's international customers directly approximately $426,000 worth of the flat iron product. The shipments have all been paid in full. These products shipped were not part of the repossessed inventory.

On January 24, 2006, ABS filed a voluntary petition for relief under chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, San Fernando Valley Division (the "Bankruptcy Court"), Case No. SV 06-10076 GM. On January 30, 2006, a hearing ("Hearing") was held to consider the Emergency Motion for Order Approving the Settlement and Compromise of the Disputed Secured Claims of Inventory Capital Group, Inc. ("ICG"), and Media Funding Corporation ("MFC") (the "Settlement Motion") filed by ABS. The continued Hearing on the Settlement Motion was held on February 16, 2006, at which time the settlement was modified. Prior to a separate hearing held on March 24, 2006, on ABS's Motion for Order: (1) Approving Sale and Assignment of Substantially All Assets of the Estate Free and Clear of Liens; (2) Approving Assumption and Assignment of Leases and Executory

Contracts Included in the Sale and Rejection of Leases and Executory Contracts Not Included in the Sale; and (3) Granting Related Relief (the "Sale Motion"), the settlement was further modified.

Pursuant to the Sale Motion, the Company and ABS entered into negotiations for the purchase by the Company of certain of the assets and assumption of certain of the obligations (described more fully below) of ABS. Because ABS was subject to the jurisdiction of the Bankruptcy Court, any agreement between the Company and ABS relating to the sale of ABS's assets had to be approved by the Bankruptcy Court.

Settlement; Asset Purchase Agreement
------------------------------------

On June 6, 2006, the Company and ABS signed an agreement (the "Asset Purchase Agreement"), subject to the Bankruptcy Court's approval. On June 7, 2006, the Bankruptcy Court entered orders approving the Asset Purchase Agreement and granting the Sale Motion, and approving the settlement and compromise of certain disputed claims against ABS.

Pursuant to the settlement of ABS's bankruptcy proceedings and the Asset Purchase Agreement, the Company has an allowed claim against the ABS's estate in the amount of $2,350,000, of which $750,000 is to be credited to the purchase of substantially all of ABS's assets. Under the settlement, the Company shall be allowed to participate as a general unsecured creditor of ABS's estate in the amount of $1,600,000 on a pari passu basis with the $2,100,000 general unsecured claim of certain insiders of ABS and subject to the prior payment of certain secured, priority, and non-insider claims in the amount of approximately $1,507,011.

Under the Asset Purchase Agreement, the Company agreed to purchase substantially all of ABS's assets in exchange for:

         (i)      a cash payment in the amount of $1,125,000;

         (ii) a reduction of CirTran's allowed claim in the Bankruptcy Case by $750,000;

         (iii)    the assumption of any assumed liabilities; and

         (iv)     the  obligation  to pay ABS a royalty  equal to $3.00 per True
                  Ceramic  Pro  flat  iron  unit  sold  by  ABS  (the   "Royalty
                  Obligation").

The Assets include personal property; intellectual property; certain executory contracts and unexpired leases; inventory; ABS's rights under certain insurance policies; deposits and prepaid expenses; books and records; goodwill; certain causes of action; permits; customer and supplier lists; and telephone numbers and listings (collectively, the "Assets").

Under the Asset Purchase Agreement, the Royalty Obligation is capped at $4,135,000. To the extent the amounts paid to ABS on account of the Royalty Obligation equal less than $435,000 on the 2 year anniversary of the Closing, then, within 30 days of such anniversary, the Company agreed to pay ABS an amount equal to $435,000 less the royalty payments made to date. As part of the settlement, the Company agreed to exchange general releases with, among others, ABS, Jason Dodo (the manager of ABS), Inventory Capital Group ("ICG"), and Media Funding Corporation ("MFC"). The settlement also resolved a related dispute with ICG in which ICG assigned $65,000 of its secured claim against ABS to the Company.

Pursuant to the court-approved settlement, payments under the Royalty Obligation will be made in the following order:

         (a) The Royalty Obligation payments will be made exclusively to ICG and MFC (collectively, the "Secured Parties") until (i) the Secured Parties have been paid in full on account of their $1,243,208.44 secured claim, or (ii) the Secured Parties have been paid $100,000 in payments under the Royalty Obligation, whichever comes first.

         (b) The next $70,000 Royalty Obligation payments will be made to a service provider to ABS (in the amount of $50,000) and to an individual with an allowed claim (in the amount of $20,000).

         (c) Following the payments to the Secured Parties and others as set forth immediately above, the remaining Royalty Obligation payments will be used for distribution to allowed general unsecured claims not including those of the Company and certain insiders with unpaid notes (the "Insider Noteholders").

         (d) Following payments as set forth in (a), (b), and (c) above, the Royalty Obligation payments will be shared pro rata among the Insider Noteholders (with a total allowed aggregate claim of $2,100,000), and the Company (with a general unsecured claim in the amount of $1,600,000), until paid in full.

         The total claims against ABS's estate that must be paid before the Company begins to share in the Royalty Obligation payments is $435,000.

Item 9.01    Financial Statements and Exhibits

         (d)      Exhibits

         10.1     Asset  Purchase  Agreement,  dated as of June 6, 2006,  by and
                  between   Advanced   Beauty   Solutions,   LLC,   and  CirTran
                  Corporation.

         99.1     Press Release dated June 13, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CirTran Corporation


Date: June 12, 2006                          By:      /s/ Iehab Hawatmeh
      ------------------------------             -------------------------------
                                                   Iehab J. Hawatmeh, President

--------------------------------------------------------------------------------